================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                February 11, 2004
                Date of Report (Date of earliest event reported)


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

            MARYLAND                       1-13102                36-3935116
 (State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)


                         311 S. WACKER DRIVE, SUITE 4000
                             CHICAGO, ILLINOIS 60606
               (Address of principal executive offices, zip code)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

================================================================================

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 11, 2004, First Industrial Realty Trust, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter and full fiscal year ended December 31, 2003 and certain other information.

         Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company's press release dated February 11, 2004, announcing its financial results for the fiscal quarter and full fiscal year ended December 31, 2003.

         On February 12, 2004, the Company will hold an investor conference and webcast at 11 a.m. EST to disclose and discuss the financial results for the fourth fiscal quarter and full fiscal year of 2003.

         The information furnished in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST INDUSTRIAL REALTY TRUST, INC.




                                         By: /s/ Michael J. Havala
                                             --------------------------------
                                             Name:   Michael J. Havala
                                             Title:  Chief Financial Officer


Date: February 11, 2004

EXHIBIT INDEX


Number       Description
------       -----------
99.1         Press Release, dated February 11, 2004.